Exhibit 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of VSee Health, Inc. (the “Company”) on Form 10-K for the fiscal year ended December 31, 2024 as filed with the Securities and Exchange Commission (the “Report”), each of the undersigned officers of the Company, hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Company.

Date: August 28, 2025	By:	/s/ Imoigele Aisiku
Imoigele Aisiku
Chief Executive Officer and Chairman
(Principal executive officer)

Date: August 28, 2025	By:	/s/ Jerry Leonard
Jerry Leonard
Chief Financial Officer
(Principal financial and accounting officer)